THE PHOENIX EDGE SERIES FUND

         Supplement dated June 26, 1998 to Prospectus dated May 1, 1998


INTERNATIONAL SERIES

         On May 27, 1998, the Board of Trustees of The Phoenix Edge Series Fund approved a change of the portfolio management of the International Series and has recommended to shareholders that Aberdeen Fund Managers, Inc. be retained as subadviser. This recommendation will be submitted to shareholders of the International Series in a proxy statement in the coming months.

         The following replaces the paragraph in the section "Portfolio Managers" under the heading "International Series" located on page 26 of the Prospectus.

         The investment and trading decisions for the International Series are made by a team of the Adviser's equity investment professionals. The Adviser has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers, Inc. does not have discretionary authority to manage the International Series.

STRATEGIC ALLOCATION SERIES

         There has been a change to the portfolio management of the Strategic Allocation Series. The following replaces the paragraph in the section "Portfolio Managers" under the heading "Allocation Series" located on page 26 of the Prospectus.

         Investment decisions for the Allocation Series are made by a team of equity investment professionals and a team of fixed income investment professionals.


STRATEGIC THEME SERIES

         There also has been a change to the portfolio management of the Strategic Theme Series. The following replaces the paragraph in the section "Portfolio Managers" under the heading "Theme Series" located on page 26 of the Prospectus.

         Investment decisions for the Theme Series are made by a team of equity investment professionals.


  YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.